UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

MAGELLAN MIDSTREAM PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	0001-126975	73-1599053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Long-Term Incentive Plan. The board of directors of the Partnership’s general partner adopted the Sixth Amended and Restated Magellan Midstream Partners Long-Term Incentive Plan effective February 15, 2006. The primary modification to the plan was to amend the definition of a “change of control.” A copy of the plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Severance Pay Plan. The Severance Pay Plan was also amended, effective February 15, 2006, to modify the definition of a “change of control.” A copy of the Severance Pay Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective February 9, 2006, the board of directors of the Partnership’s general partner adopted an amendment to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership in order to restore the incentive distribution rights to the same level as before the Partnership’s acquisition of certain pipeline and terminal assets in October 2004. Effective February 15, 2006, the board of directors of the Partnership’s general partner adopted another amendment to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership to remove the general partner’s obligation to make capital contributions to the Partnership to maintain its 2% interest. Amendments No. 1 and No. 2 are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
Exhibit 3.1	Amendment No. 1 dated as of February 15, 2006 to Fourth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. effective as of April 13, 2005.

Exhibit 3.2	Amendment No. 2 dated as of February 9, 2006 to Fourth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. effective as of April 13, 2005.

Exhibit 10.1	Sixth Amended and Restated Magellan Midstream Partners Long-Term Incentive Plan.

Exhibit 10.2	Severance Pay Plan dated as of February 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	MAGELLAN GP, LLC,
its General Partner

By:	/s/ Lonny E. Townsend
Name:	Lonny E. Townsend
Title:	Vice President, General Counsel, Compliance and Ethics Officer and Assistant Secretary

February 15, 2006

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Amendment No. 1 dated as of February 15, 2006 to Fourth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. effective as of April 13, 2005.

Exhibit 3.2	Amendment No. 2 dated as of February 9, 2006 to Fourth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. effective as of April 13, 2005.

Exhibit 10.1	Sixth Amended and Restated Magellan Midstream Partners Long-Term Incentive Plan.

Exhibit 10.2	Severance Pay Plan dated as of February 15, 2006.